EXHIBIT 10.4

                                     LEASE

     By this Lease, made in multiple copies the day of , 1994, between CENTRAL AVENUE PARTNERS, a New Mexico general partnership, hereinafter called
"Landlord," and WALGREEN CO, an Illinois corporation, hereinafter called "Tenant"; Landlord hereby leases to Tenant, and Tenant hereby rents from
Landlord, for the term commencing October 1, 1994, and continuing to and including September 30, 2044, subject to prior termination as hereinafter provided, the premises to include both a building and other improvements and certain real estate located at the northeast corner of Coors Boulevard and Sequoia Road, in the City of Albuquerque, State of New Mexico, the building to be erected and completed by Landlord to include not less than 115 feet of frontage facing Coors Boulevard and not less than 135 feet of depth, being an area containing 15,525 square feet of first floor area (the "Building"), and together with all improvements, appurtenances, easements and privileges belonging thereto, said Building and improvements being all as shown on the plan attached hereto and made a part hereof as Exhibit "A," all as legally described in Exhibit "B" attached hereto and made a part hereof and the Building, real estate and other improvements to be constructed thereon are hereinafter collectively referred to as the "Leased Premises "


THE TERMS, COVENANTS AND CONDITIONS OF SAID LETTING ARE AS FOLLOWS: USE

     1. Subject to Article 13 of this Lease and so long as Tenant shall operate in the Leased Premises, Tenant shall operate a store similar in nature to a majority of its other stores in the Albuquerque metropolitan area, with the right to sell such merchandise and provide such services, as Tenant may, from time to time, sell and provide in a majority of its other stores in the Albuquerque metropolitan area. Nothing contained herein shall be construed so as to prohibit Tenant from expanding or eliminating any department(s) or from expanding or eliminating any line(s) of merchandise in the Leased Premises, provided, however, the liquor department shall not exceed twenty-five percent (25%) of the gross floor area of the Leased Premises.

2. Tenant shall pay rent for the Leased Premises, as follows:

     (a) A fixed rent of $19,173.37 per month, commencing on the date provided in Article 6 hereof. Fixed rent shall be payable on the first day of each and every month in advance and shall be properly apportioned for any period less than a full calendar month.
        (b)     If a sum equal to - -

     2.0% of the Gross Sales, as hereinbelow defined, except from the sale of food, alcoholic beverages and prescriptions,

plus 1.0% of the Gross Sales from the sale of food and alcoholic beverages,

plus 0.5% of the Gross Sales from the sale of prescriptions

     made by Tenant in the operation of Tenant's store in the Leased Premises in any lease year [as defined in Section (c) of Article 3] shall exceed the total fixed rent for such lease year, then and in such event, and within forty-five
(45) days after the end of each lease year, Tenant shall pay to Landlord the amount of such excess as additional percentage rent. however, in no event shall the total of fixed rent plus additional percentage rent (if any) payable by Tenant in any lease year exceed $460,161.00 per lease year, which amount shall be proportionately decreased for any lease year that is not comprised of a full twelve (12) months. Within forty--five (45) days after the end of each lease year Tenant shall furnish to Landlord a statement of the total amount of such Gross Sales for such lease year. The aforesaid amount(s) shall be proportionately adjusted in the case of a lease year of more or less than a full twelve (12) calendar months.

     (c) The term "Gross Sales" as used herein is defined as the total amount of all receipts, whether for cash or on credit (less returns and refunds) from sales of drugs, food, drinks, goods, wares and merchandise of every sort whatsoever, made by Tenant in the operation of Tenant's store on the Leased Premises, or made by any concessionaire on the Leased Premises. The following shall be specifically excluded from Gross Sales: receipts from sales of non-alcoholic beverages (including milk); receipts from sales of tobacco products; receipts from the sale of prescription items pursuant to third party prescription plans, as defined below; receipts and commissions from the operation of public telephones; license fees received from the operation of automatic teller machines to the extent such fees do not exceed five percent (5%) of fixed rent paid in any lease year; credit card processing fees; intercorporate and interstore sales or transfers; sales of government bonds, savings stamps and other government securities; sales of postage stamps and ready stamped postcards and envelopes; sales of government lottery tickets; sales at a discount to employees; sales at a discount to doctors, dentists, hospitals, nurses, drug stores or wholesale drug or supply houses; accounts receivable written off as uncollectible. Tenant shall also have the right to deduct and exclude from Gross Sales a sum equal to any approximate amounts which may be paid by Tenant or which Tenant may add to or include in its selling prices of various articles by reason of any sales taxes, use taxes, retailers' occupation taxes, excise taxes at the retail level and the like, now or hereafter imposed and however entitled, and which are based upon the amounts of sales or the Units of sales.

     Third party prescription plans shall be deemed to be those health benefit plans wherein all or any portion of the cost of prescription items and pharmaceuticals for any individual patient are paid or reimbursed by an organization such as a governmental agency, an entity created by state or federal law, an insurance carrier, a health maintenance organization, a union, a trust or benefit organization or an employer or employer group pursuant to an agreement between Tenant and such organization.

     Tenant shall cause to be kept, in accordance with its customary accounting procedure, records of the Gross Sales made by Tenant in the operation of Tenant's store on the Leased Premises. Landlord and Landlord's duly authorized representative, at reasonable times during business hours, shall have access to such records at the place where the same are kept, for the purpose of inspecting and auditing the same, provided that any such inspection and audit be made by Landlord within six (6) months after the expiration of any lease year. If Landlord does not object in writing to any statement above mentioned within said time period, such statement shall be conclusively presumed to be correct, and thereafter Tenant shall not be required to preserve the records from which such statement was compiled. Landlord agrees not to divulge to anyone the information obtained by Landlord and Landlord's representative from such records or from the statements above mentioned, except to any mortgagee or prospective purchaser of the property and except as may be necessary for the enforcement of Landlord's rights under this Lease. Nothing herein contained, however, shall be deemed to confer upon Landlord any interest in the business of Tenant on the Leased Premises.

     (d) Until further notice by Landlord to Tenant, rent checks shall be payable to and mailed to:

                            Central Avenue Partners
                            c/o Peterson Properties
                        2325 San Pedro, N.E., Suite 2-A
                         Albuquerque, New Mexico 87110

INITIAL TERM. TERM. LEASE YEAR. OPTIONS

     3. (a) The Initial Term of this Lease shall commence on the date that Tenant accepts possession of the Building and shall continue to and include the day immediately preceding the date that the Term of this Lease commences as below provided. Tenant shall have no obligation to pay rents or other charges during the Initial Tern nor shall any of the same accrue; all rents and other charges specified in this Lease shall commence as of the date that the Term commences, unless otherwise expressly provided herein.

     (b) If the fixed rent shall not have begun to accrue on the date above specified for the commencement of the Teen of this Lease, then the Term shall not commence until the date on which the fixed rent begins to accrue and shall continue for fifty (50) years thereafter; provided, however, that if such commencement date be other than the first day of the calendar month then the Term shall continue to and include the last day of the same calendar month of the fiftieth year thereafter.

     (c) The first lease year shall commence on the date fixed rent begins to accrue and, if such commencement be on the first day of a calendar month shall end twelve (12) months thereafter, or, if such commencement be other than the first day of the calendar month, shall end on the last day of the same calendar month of the first year thereafter, and each succeeding lease year shall be each succeeding twelve (12) months period.

     (d) Tenant shall have the right and option, at Tenant's election, to terminate this Lease effective as of the last day of the two hundred fortieth (240th) full calendar month of the Term, effective as of the last day of the three hundredth (300th) full calendar month of the Term, effective as of the last day of the three hundred sixtieth (360th) full calendar month of the Term, effective as of the last day of the four hundred twentieth (420th) full calendar month of the Term, effective as of the last day of the four hundred eightieth (480th) full calendar month of the Term and effective as of the last day of the five hundred fortieth (540th) full calendar month of the Term. If Tenant shall elect to exercise any such option, Tenant Shall send notice thereof to Landlord, at least six (6) months prior to the date this Lease shall so terminate, but no notice shall be required to terminate this Lease upon the expiration of the full term.

DELIVERY OF POSSESSION

     4. (a) Landlord shall put Tenant into exclusive physical possession of the Leased Premises on October 1, 1994 or as soon as possible thereafter, and in any case not later than October 1, 1995, and at the same time deliver to Tenant a full set of keys to the Building, provided that if Landlord shall so put Tenant into possession between October 1 and December 1, then the Initial Term shall be extended by the period between the date of such possession and December 1. Landlord shall send written notice to Tenant, Attention: Director of Construction, at least forty-five (45) days [but not more than sixty (60) days] before such possession is to be delivered. Such notice shall set forth the date of delivery of possession, which shall be on a Monday (unless such date is a legal holiday, in which case possession shall be delivered the next business day). If possession is not delivered by the latest date above mentioned, Tenant may, in addition to Tenant's remedies at law, equity or under this Lease, cancel this Lease by notice to Landlord. The Leased Premises upon delivery shall be in good condition and repair, free of hazardous and toxic materials and substances, and shall fully comply with all lawful requirements and shall be constructed in accordance with Article 5 hereof. Tenant shall have the right, without being deemed to have accepted possession, to enter upon the Leased Premises as soon thereafter as practical, to take measurements and install its fixtures and exterior signs (including, but not limited to, the installation of permanent and temporary signs), but such entry or the opening for business shall not constitute a waiver as to the condition of the premises or as to any work to be done or changes to be made by Landlord, or as to any other obligations of Landlord hereunder.

     (b) Landlord represents that other than as disclosed in that certain report dated March 22, 1994, prepared by Western Technologies, Inc. and entitled Phase I Environmental Site Assessment, 1.58 Acre Property located at the northeast corner of Coors Boulevard and Sequoia Road, N.W., Albuquerque, New Mexico (the "Report"), Landlord has no knowledge concerning any current or previous use of the land and/or Building comprising the Leased Premises which would lead a reasonable person to suspect that hazardous wastes or hazardous substances were deposited, stored, disposed of or placed upon, about or under said land and/or buildings. In order to make the foregoing representation, Landlord states that it has made due inquiry or investigation as appropriate. Landlord has provided to Tenant, at Landlord's sole cost and expense, a copy of the Report. In the event tile Report discloses the existence of any toxic or hazardous substances in, on or under the Leased Premises, including, but not limited to, the existence of any underground storage tanks, Landlord, at Landlord's sole cost and expense, prior to the date Landlord delivers possession of the Leased Premises to Tenant, as provided in Article 4, shall properly remove, and dispose of any such underground storage tanks and shall properly remove and dispose of any hazardous and toxic materials and substances. All such disposal and removal shall be conducted in accordance with all federal, state and local laws, ordinances, and rules or regulations, or other binding determinations of any federal, state, local, or other governmental entity exercising executive, legislative, judicial, regulatory, or administrative functions (whether now or hereafter existing) pertaining to hazardous or toxic materials or substances or underground storage tanks. In the event of any such removal and disposal by Landlord hereunder, upon completion of the same the Leased Premises shall again be tested by the environmental engineer and/or contractor and the results delivered to Tenant; Landlord shall also deliver in such event all necessary governmental inspections and approvals with respect to the removal, remediation and disposal work. Tenant shall have no obligation to accept delivery of possession of the Leased Premises until Landlord has complied with the provisions of this Section.

     (c) It shall be a condition precedent to the delivery of possession of the Leased Premises to Tenant that Landlord shall have first delivered to Tenant satisfactory evidence of Landlord's title together with each instrument, if any, required by Section (b) of Article 18. Tenant's acceptance of possession of the Leased Premises in the absence of full satisfaction of said condition precedent shall in no manner be deemed a waiver thereof or of any of the requirements of
Article 18.

CONSTRUCTION BY LANDLORD

     5. (a) Before delivering possession of the Leased Premises to Tenant, Landlord shall obtain all required zoning and permits for the construction and operation of the Leased Premises and the Building and shall erect and complete the Building, which Building shall be a modern one-story structure. The Building shall be of such exterior and structural design and character as is acceptable to Tenant and as will also meet Tenant's requirements for its permanent exterior signs, which may extend above the Building and shall be at locations visible from the entire Parking Area The Leased Premises and Building shall be erected and completed by Landlord, in accordance with the plans and specifications described below, and shall contain Tenant's specific requirements for the operation of Tenant's business, which requirements will include, among other things, the items and installations listed in the Criteria Specifications for Self-Serve Walgreen Store prepared by Walgreen Co., revised January 1, 1994, and Criteria Plans, including the drawings referenced on Exhibit "C" attached hereto, heretofore delivered to Landlord and incorporated herein by reference and made a part hereof. All such work by Landlord shall be done by contractors selected by Landlord and acceptable to Tenant and shall comply with the requirements of public authorities. All such work shall be done in a firstclass, good, and workmanlike manner, free and clear of all liens and encumbrances for labor and materials furnished to Landlord. Tenant shall reimburse Landlord for any cost increase resulting from constructing the Building in accordance with the drawings referenced in Exhibit "C" instead of the drawings originally sent to Landlord dated July 1, 1993 and referenced in Exhibit "C-1" attached to the Lease (excluding the additional cost of brick veneer).

     (b) Within one (1 ) month after the execution and delivery of this Lease, Tenant shall furnish to Landlord a fixture plan and base sheets relative to the Building, so that Landlord may be enabled to prepare and furnish to Tenant plans and specifications covering Tenant's specific requirements. The plans (which shall be on mylar or vellum) and specifications (the "Plans") prepared by Landlord shall be furnished to Tenant for Tenant's approval within forty-five
(45) days after the execution and delivery of this Lease or the receipt of said fixture plan and base sheets from Tenant, whichever is later. All areas of design and engineering must be certified by and under the direct supervision of architects and engineers licensed and registered in the State of New Mexico. Tenant agrees to approve or reject said Plans, within thirty (30) days, and if not approved or rejected within said period, said Plans shall be deemed approved. In the event Tenant shall reject such Plans within the period provided above, then Tenant shall return said Plans to Landlord indicating the items so rejected. Landlord shall then have thirty (30) days to resubmit the Plans to Tenant, and Tenant shall have thirty (30) days for approval or rejection. If not approved or rejected within said period, said Plans shall be deemed approved; provided, however, that in no event shall the standards of quality of approved Plans, or of those deemed approved, be less than those required by the Criteria Plans and Criteria Specifications above described, which shall control. If said Plans are rejected after being resubmitted to Tenant, and the parties are unable to agree on approved Plans within thirty (30) days thereafter, then either party may cancel this Lease upon thirty (30) days written notice to the other. Any such cancellation notice shall be null and void if the plans are approved during the thirty (30) day notice period.

     Thereafter, Tenant, at Tenant's sole cost and expense, shall have the right to make changes, substitutions and eliminations in said Plans provided, however, that Tenant shall pay all costs and expenses on account of any such changes, substitutions and eliminations. Landlord and Tenant agree to cooperate with each other and to diligently and in good faith make all reasonable modifications to keep the cost of the Building and improvements as economical as is reasonably practicable.

     (c) Prior to delivery of possession of the Leased Premises to Tenant, Landlord shall provide to Tenant a mylar sepia of the final Plans prepared by Landlord as above provided.

     (d) All plans and specifications shall be deemed to be Owned by Tenant regardless of by whom prepared; Landlord shall take all actions as may be appropriate or necessary at any time and from time to time in order to evidence such ownership in Tenant. Such plans and specifications may be used by Tenant in their approved form or as modified by Tenant in connection with any alteration or renovation of the Leased Premises.

RENT COMMENCEMENT

     6. Tenant shall commence paying fixed rents pursuant to Article 2 hereof as of the date that is the earlier of (a) the date Tenant opens its store for business in the Leased Premises, or (b) the date that is two (2) months after Landlord has completed all construction and has delivered possession as above provided. Such two (2) month time period shall be subject to extension equal to any delays occasioned by strikes, casualties, governmental restrictions, priorities or allocations, inability to obtain materials or labor, denial of licenses to operate a pharmacy and to conduct its business, any cause the fault of Landlord or other causes beyond Tenant's control. Anything to the contrary in this Lease notwithstanding, Tenant shall have no obligation to pay rent or other charges until Landlord has provided all of the information and instruments required by Article 18 of this Lease and after such event, Tenant shall remit to Landlord all monies withheld. Nothing contained in this Lease shall be construed to obligate Tenant to open its store for business nor to obligate Tenant (or its successors or assigns) to continue to operate its store in the Leased Premises.

PARKING

     7. During the Term of this Lease, Tenant, at Tenant's cost and expense, shall maintain the landscaping at the Leased Premises and maintain and repair the parking areas located within the Leased Premises. However, Tenant shall have no obligation for any replacements of the landscaping, light poles, parking areas or other improvements thereon or any other item which under generally accepted accounting principles are classified as a capital expense (the same to remain Landlord's responsibility to perform). Tenant acknowledges that maintenance of that portion of the Leased Premises situated within "25' Access Road Area" shown on Exhibit "A" is more specifically described in the "Declaration of Restrictions and Cross Easements" (hereinafter "Declaration"), a copy of which is attached hereto as Exhibit "E". It is understood and agreed that (a) Tenant shall comply with the restrictions contained in the Declaration as such restrictions may affect the Leased Premises and (b) Landlord will enforce the covenants contained in the Declaration and will not enter into any agreements modifying the Declaration, or permitting blockage of access areas serving the Leased Premises Without the prior written consent of Tenant. Landlord shall provide Tenant with copies of all notices received by Landlord pursuant to the Declaration within two (2) business days of Landlord's receipt thereof, and at Tenant's request shall pursue all causes of action that Landlord may be entitled to pursue under the Declaration.

EXCLUSIVES

     8. (a) Landlord covenants and agrees that, during the term of this Lease and any extensions or renewals thereof, no additional property which Landlord, directly or indirectly, may now or hereafter own or control, and which is contiguous to the Leased Premises will be used for any one or combination of the following: (I) the operation of a drug store or a so-called prescription pharmacy or for any other purpose requiring a qualified pharmacist or other person authorized by law to dispense medicinal drugs, directly or indirectly, for a fee or remuneration of any kind; (ii) tile sale of so called health and/or beauty aids and/or drug sundries; (iii) the operation of a business in which alcoholic beverages shall be sold for consumption off the premises, and/or (iv) the operation of a business in which photofinishing services and/or photographic film are offered for sale. In the event that Tenant files suit against any party to enforce the foregoing restrictions, Landlord agrees to cooperate fully with Tenant in the prosecution of any such suit.

     Notwithstanding the foregoing, if Tenant closes its store to the public for six (6) months or more, then all of the foregoing exclusive use restrictions shall terminate, except in the event that Tenant discontinues business as a result of fire or other casually beyond Tenant's control so long as Tenant reopens its business within sixty (60) days after the Leased Premises have been restored or the cause for such discontinuance has ceased. In no event shall said restrictions terminate in the event that Tenant discontinues business and a permitted assignee or sublessee of Tenant commences business operations in the Leased Premises within six (6) months after taking possession of the Leased Premises, selling any such item or items so restricted as a material part of such assignee's or sublessee's business.

     (b) In the event that any action, claim or suit is brought by any party against Tenant alleging that Tenant's operations in the Leased Premises are in violation of any use restriction contained in any instrument executed by Landlord and in the event that a court of competent jurisdiction shall hold that Tenant's operations in the Leased Premises are in violation of any use restriction, Tenant, at Tenant's option shall have the right to terminate this Lease upon thirty (30) days written notice thereof to Landlord.

UTILITIES

     9. Tenant shall pay when due all bills for water, trash removal, sewer rents, sewer charges, heat, gas and electricity and other utilities and services used in or serving the Building or the Leased Premises from the commencement of the Initial Term and until the expiration of the Term. The source of supply and vendor of each such commodity shall be the local public utility company or municipality commonly serving the area. Landlord shall furnish to said Building and to the Leased Premises at all times sufficient gas and water service lines, also sewer lines and sewer connections, all of the capacity initially specified by Tenant, and electric service lines of the voltage and amperage initially specified by Tenant, all connected to an adequate source of supply or disposal. In addition, Landlord shall furnish to said Building conduit for telephone lines of a capacity specified by Tenant. If Tenant shall require additional service line capacity of any of such utilities and if same are available on Landlord's premises, Tenant, at Tenant's expense, shall have the right to the use of the same.

REPAIRS. Conformity WITH THE LAW

     10. (a) Except as provided below, Tenant shall repair and replace heating and cooling equipment and doors and door equipment serving the Building, and shall make plate glass replacements unless required by fault of Landlord or its agents, and shall make repairs to the interior of the Building. Tenant shall also paint the exterior of the Building and make minor repairs (i.e., patching) to the exterior. Landlord shall maintain and make all repairs to the exterior and structural portions of the Building, roof, and to pipes, ducts, wires and conduits leading to and from the Leased Premises and/or the Building. Landlord shall make all repairs required by the fault of Landlord or its agents, by fire or other insured casualty (as provided in Paragraph 14 below) or the elements. In the event that any hazardous or toxic material or substance or any underground storage tank is discovered at any tinge in, under or about the Leased Premises and/or the Building (unless introduced by Tenant), Landlord shall, at Landlord's expense, remove and dispose of the same in the manner described in and provide all documentation required by Section (b) of Article 4. Landlord hereby indemnifies and saves and holds Tenant harmless from and against any liability, obligation, damage or cost, including, without limitation, attorneys' fees and costs, resulting directly or indirectly from the presence, removal or disposal of any such hazardous or toxic material or substance or any underground storage tank. This indemnification shall survive the termination or expiration of this Lease for any reason. The provisions of this paragraph shall be complied with as required from time to time.

     (b) If in an emergency situation, a repair to the Leased Premises and/or the Building which Landlord is obligated to perform is required, Tenant shall make all reasonable efforts to contact Landlord or Landlords managing agent by telephone and/ or facsimile to advise Landlord of the need for the repair. If after making reasonable efforts to contact Landlord, either Tenant is unable to contact Landlord or Landlord's managing agent, or Tenant succeeds in contacting Landlord or Landlord's managing agent and Landlord fails to undertake action to correct the emergency situation within one business day, Tenant may perform the repair, in such manner as Tenant deems reasonably necessary, on account of Landlord. Upon completion of the repair, Landlord shall be required to reimburse Tenant for the actual cost of the repair. Landlord's payment shall be due within thirty (30) days after receipt of Tenant's bill accompanied by reasonable evidence that Tenant has paid for the repair In the event Landlord fails to make payment to Tenant for said repair within said thirty (30) days, such failure shall be deemed a default under this Lease and Tenant shall have all remedies set forth in Article 17 and those available at law or in equity, provided however, Tenant shall not have the right to cancel this Lease as a result of Landlord's failure to make such payment as herein provided.

     For the purpose of this section, an emergency situation means a condition or state of facts which if not corrected would result in further damage to the Leased Premises, the Building or its contents or which would prevent Tenant from conducting its business at the Leased Premises in a reasonable manner.

     (c) Tenant shall comply with the valid requirements of public authorities regarding the manner of the conduct of Tenant's particular business in the Building and the Leased Premises including all changes or installations so required. Except as required above, Landlord shall make all changes or installations and pay the cost, if any, of all inspections required to comply with valid requirements of public authorities as they apply to the Leased Premises or the Building.

SIGNS. TENANT'S FIXTURES

     11. (a) Tenant may, at Tenant's cost, install and operate interior and exterior electric and other signs, and in so doing shall comply with all lawful requirements. Subject to governmental regulations, and the provisions of the Declaration, defined and referred to in Article 7 hereof, Tenant shall have the right to install mechanical equipment, including a satellite dish .or other antenna for telecommunications affixed to the roof of the said Building in accordance with the Plans referenced in Article 5 of this Lease, but shall indemnify Landlord from any costs and expenses (including the costs for repairs) relating thereto. Tenant may, at Tenant's option install within the Leased
Premises pay telephones, ail commissions, fees and charges for which shall remain the property of Tenant.

     (b) Tenant shall at all times have the right to remove all fixtures, machinery, equipment, appurtenances and other property furnished or installed by Tenant or by Landlord at Tenant's expense, it being expressly understood and agreed that said property shall not become part of the Building but shall at all times be and remain the personal property of Tenant and shall not be subject to any Landlord's lien.

     (c) Landlord shall, as soon as is possible after the date hereof, install a sign foundation with conduit at the location shown on Exhibit "A," upon which Tenant may install its readerboard and sign panel. Landlord shall also install sign foundations and conduit for Tenant's directional monument signs. Such pylon sign and directional signs shall be electrified by Landlord as soon as is practical thereafter. Tenant may install the same prior to the date that it accepts possession of the Leased Premises and such installation of said readerboard and sign panel shall be deemed neither acceptance of possession of the Leased Premises nor a waiver of any condition precedent to the delivery of possession of the Leased Premises.

ALTERATIONS

     12. (a) Tenant, at Tenant's cost and expense, may make alterations and additions to the Building. Tenant shall obtain Landlord's consent, which shall not be unreasonably withheld or delayed, before making any structural changes to the Building. Tenant may, without Landlord's consent, however, make changes to storefronts, partitions, floors, electric, plumbing and heating, ventilating and cooling systems or components thereof. Tenant, at Tenant's sole cost and in compliance with governmental requirements, if any, shall have the right to reconfigure or otherwise modify the parking areas on the Leased Premises (including without limitation, curb cuts, entrances and exits) as Tenant deems necessary or desirable. Landlord shall cooperate in securing necessary permits and authority. Tenant shall not permit any mechanics' or other liens to stand against the property for work or material furnished Tenant and shall indemnify Landlord from any costs or expenses relating to any repairs or alterations completed by Tenant. Notwithstanding the foregoing, Tenant shall not make any changes to the exterior of the Building or the Parking areas on the Leased Premises which violate the provisions of the Declaration.

     (b) Landlord covenants and agrees that during the continuance of this Lease, Landlord shall not, without Tenant's written consent, make any alterations or additions to the Leased Premises, including, but not limited to, any modifications to the storefront, signboard or fascia of the Building or to the Parking Areas. Landlord shall not permit any mechanics' or other liens to stand against the property for work or material furnished by or on behalf of Landlord and shall indemnify Tenant from any costs or expenses relating to any repairs or alterations completed by Landlord.

ASSIGNMENT AND SUBLETTING

     13. (a) Tenant's interest under this Lease may, at. any time and from time to time, be assigned and re-assigned, provided that any such assignment or reassignment be only to a corporation which is subsidiary to or affiliated with Tenant, or to a corporation resulting from any consolidation, reorganization or merger to which Tenant, or any of its subsidiaries or affiliates, may be a party. Tenant may also, at any time and from time to time, sublet or license or permit a portion or portions of the Building to be used for concessions, leased or licensed departments and demonstrations in connection with and as part of the operation of Tenant's store, the Gross Sales therefrom to be included in the Gross Sales of Tenant.

     (b) At any time and from time to time, Tenant may sublet a portion of the Leased Premises and/or Building, to any person, firm or corporation, other than a corporation described in Section (a) hereof, for any lawful purpose. In such case, the Gross Sales of such subtenant (but not the subrentals paid by such subtenant) shall be included in the Gross Sales of Tenant.

     (c) (I) At any time and from time to time, Tenant may discontinue the operation of its store in the Leased Premises and/or Building. At any time Tenant may assign this Lease or Tenant may sublet all or parts of the Leased Premises and/or Building to any person, firm or corporation, for any lawful purpose. In the event of any subletting, Tenant shall pay to Landlord the rent provided in Article 2 of this Lease. Tenant shall notify Landlord in writing of any proposed sublease or assignment, together with the name, address, phone number, any financial information regarding the proposed sublessee or assignee that Tenant may have in its possession, and the nature of the business of the proposed sublessee or assignee. Within forty-five (45) days after Landlord's receipt of Tenant's notice of a proposed assignee or sublessee, Landlord may terminate this Lease by written notice to Tenant. If Landlord so terminates this Lease, neither party shall have any further or unaccrued obligation or liability to the other. Said termination shall be effective as of the last day of (he calendar month immediately succeeding the month in which Landlord notifies Tenant of the termination of this Lease. If Landlord fails to notify Tenant of termination within said forty-five (45) day period, such termination right shall be deemed waived but only as to such subletting or assignment. Notwithstanding the above, if such sublease or assignment is in connection with Tenant's sublease or assignment of three (3) or more of Tenant's other stores in Albuquerque, New Mexico to a single or related entity, Landlord shall have no such right to terminate.

     (ii) In the event of a subletting pursuant to Section (c)(i) above, then at any time thereafter, Landlord may, by written notice to Tenant, terminate this Lease provided, however, Landlord shall concurrently with such termination agree to attorn to and be bound by the terms of any such sublease. Upon such termination, neither Landlord nor Tenant shall have any further or unaccrued obligation or liability to the other. Prior to such termination, Landlord shall reimburse Tenant the unamortized cost of any leasehold improvements made by Tenant to the Leased Premises in connection with said subletting, together with all costs and all brokerage fees incurred by Tenant as a result of such subletting.

     (d) If Tenant shall cease the conduct of business on the Leased Premises for a continuous period in excess of six (6) months (except by reason of strikes, fire, casualty or other causes beyond reasonable control of Tenant, except by reason of repairs or remodeling and except by reason of assignment or subletting as above provided) and the Leased Premises remain continuously vacant during such period, Landlord shall have the right and option to terminate this Lease upon written notice to Tenant, effective on the last day of the next succeeding calendar month following receipt of such notice; provided, however, that if Tenant shall send written notice to Landlord of Tenant's intent to sublet the Leased Premises during such period when Landlord shall have the Option, pursuant to this Section to terminate this Lease, Landlord shall have the right within thirty (30) days after receipt of such notice from Tenant to terminate this Lease upon written notice to Tenant effective on the last day of the next succeeding calendar month following Tenant's receipt of such notice and from and after such date, neither party shall have any liability or further obligation to the other under this Lease. If Landlord shall not so notify Tenant within thirty (30) days of receipt of Tenant's notice that Landlord has exercised its option to cancel this Lease, the termination options contained in this Section shall be void and of no further force and effect.

     Notwithstanding any assignment of this Lease, Walgreen Co. shall not be released from liability. However, in the event of a default by any such assignee, Landlord shall give Walgreen Co. notice of such default, shall accept cure of such default by Walgreen Co. within thirty (30) days after such notice and shall permit Walgreen Co. to re-enter anal repossess the Leased Premises for the then unelapsed portion of the Term of this Lease upon all of the provisions of this Lease.

FIRE

     14. (a) If the Building and/or Leased Premises and/or any improvements thereon shall be damaged or destroyed by fire or other casualty, then Landlord, shall repair and restore the Building and/or Leased Premises and/or any improvements thereon to their condition immediately prior to such damage or destruction; but only to the extent possible based upon the insurance proceeds available to Landlord, and the fixed rent and all other charges shall abate proportionately according to the extent of such damage or destruction. Landlord shall commence such restoration as soon as possible after such occurrence [but in no event later than sixty (60) days thereafter] and shall diligently pursue such repair or restoration to completion [which shall be not later than one hundred eighty (180) days after such occurrence]. Subject to the payment of proceeds by Tenant as expressly set forth in Section (b) below, under no circumstances shall Tenant be liable for any loss or damage, (excluding Tenant's property) including but not limited to damage to the Building or Leased Premises resulting from fire or other casualty.

     (b) If the damage or destruction referred to in Section (a) hereof amounts to at least twenty-five percent (25%) of the Building and occurs during the last three (3) years of the entire.Term of this Lease or during the last three (3) years prior to any of Tenant's options to terminate, then and in such events, Landlord and Tenant shall have the right and option, to terminate this Lease effective as of the date of such happening; and any unearned rents paid in advance shall be refunded. Landlord shall not have the right to exercise the option under this Section during any period which shall be less than thirty-six
(36) months and more than twelve (12) months prior to any such optional termination date if Tenant shall, within one (1) month after such happening, advise Landlord that Tenant will not exercise Tenant's option to terminate this Lease as of the next optional termination date thereunder, and further, Landlord shall have the right to exercise the option under this Section during any period which shall be twelve (12) months or less prior to any such optional termination date only if Tenant shall have theretofore exercised Tenant's option to terminate this Lease as of the next optional termination date. Notwithstanding any termination of the Lease by Tenant hereunder, Tenant shall provide Landlord with a sufficient amount of the proceeds of the insurance required to be maintained by Tenant under Article 20 hereof and such other proceeds which may be necessary to enable Landlord to reconstruct or repair the Building and/or improvements on the Leased Premises to their condition immediately prior to damage or destruction. In the event Tenant shall elect to cancel this Lease hereunder, any proceeds payable by Tenant to Landlord under this Section (b) Shall be exclusive of the cost of improvements made by or on behalf of Tenant to the Leased Premises and/or Building. In the event Tenant shall elect not to cancel this Lease hereunder, Landlord and Tenant shall enter into a construction escrow agreement satisfactory to Landlord and Tenant appointing a third party as escrow agent to disburse such proceeds as Landlord's repair and reconstruction work progresses and to monitor the repair and reconstruction of the Building and improvements by Landlord.

     (c) If the fire or casualty is not an insurable casualty under Tenant's fire and extended coverage insurance, Landlord or Tenant may cancel this Lease upon notice to the other. Tenant may void Landlord's notice of termination by notifying Landlord within thirty (30) days after receipt of such notice of termination that Tenant shall provide Landlord with a sufficient amount of money necessary for Landlord to reconstruct or repair the Building and/or improvements on the Leased Premises, as required by this Article 14. Landlord may void Tenant's notice of termination by notifying Tenant within thirty (30) days after receipt of such notice of termination that Landlord intends to reconstruct or repair the Building and/or Landlord's improvements of the Leased Premises as required by this Article 14, at Landlord's own cost and expense.

LANDLORD'S RIGHT TO INSPECT

     15. Landlord may at reasonable times during Tenant's business hours, and after so advising Tenant, enter the Building for the purpose of examining and of making repairs and during the last six (6) months of the Term may place the usual "For Rent" signs in the Leased Premises, but not so as to interfere with Tenant's business.

SURRENDER

     16. At the expiration or termination of this Lease, Tenant shall surrender immediate possession of the Leased Premises in as good condition as when delivered to Tenant, reasonable wear and tear, changes and alteration, damage by fire, casualty and the elements, and other repairs which are Landlord's obligation excepted. Any holding over by Tenant shall not operate, except by written agreement, to extend or renew this Lease or to imply or create a new lease, but in such case Landlord's rights shall be limited to either the immediate termination of Tenant's occupancy or the treatment of Tenant's occupancy as a month to month tenancy, any custom or law to the contrary notwithstanding. Tenant shall repair damage caused by the removal of Tenant's fixtures and equipment.

DEFAULT AND REMEDIES

     17. If any rent is due and remains unpaid for ten (10) days after receipt of notice from Landlord, or if Tenant breaches any of the other covenants of this Lease and if such other breach continues for thirty (30) days after receipt of notice from Landlord, Landlord shall (then but not until then, have the right
(a) to sue for rent, (b) to repenter without terminating this Lease, provided that Landlord shall use its best efforts to relet the Leased Premises for Tenant's account and otherwise to mitigate its damages [it being expressly understood that Tenant shall remain liable on a monthly basis for the difference between what Tenant's obligations under this Lease are and what Landlord actually collects, and further provided that if Landlord elects to re-enter without terminating this Lease, this Lease shall nonetheless expire as of the next optional termination date as set forth in Article 3(d), or (c) to terminate this Lease and re-enter the Leased Premises; but if Tenant shall pay said rent within said ten (10) days, or in good faith within said thirty (30) days commence to correct such other breach, and diligently proceed therewith, then tenant shall not be considered in default. If Landlord shall from time to time fail to pay any sum or sums due to Tenant and if such failure continues for thirty days after receipt of notice from Tenant, Tenant shall have the right and is hereby irrevocably authorized and directed to deduct such sum or Sails from fixed and percentage rent and other sums due Landlord, together with interest thereon at the so-called prime rate charged from time to time by The First National Bank of Chicago, plus two per cent until fully reimbursed. If Landlord shall from time to time fail to perform any act or acts required of Landlord by this Lease and if such failure continues for thirty (30) days after receipt of notice from Tenant, Tenant shall then have the right, at tenant's option, to perform such act or acts, in such manner as Tenant deems reasonably necessary, and the full amount of the cost and expense so incurred shall immediately be owing by Landlord to Tenant, and Tenant shall have the right and is hereby irrevocably authorized and directed to deduct such amount from fixed and percentage rent and other sums due Landlord, together with interest thereon at the so-called prime rate charged from time to tine by The First National Bank of Chicago, plus two per cent until fully reimbursed. If Landlord shall in good faith within said thirty (30) days commence to correct such breach, and diligently proceed therewith to completion, then Landlord shall not be considered in default. No delay on the part of either party in enforcing any of the provisions of this Lease shall be considered as a waiver thereof. Any consent or approval granted by either party under this Lease must be in writing and shall not be deemed to waive or render unnecessary the obtaining of consent or approval with respect to any subsequent act or omission for which consent is required or sought.

TITLE AND POSSESSION

     18. (a) Landlord covenants, represents and warrants that Landlord has entered into a contract to acquire legal title to the Leased Premises and has the right to make this Lease, that said entire property is now and shall be as of the date of Tenant's recording of a Memorandum of this Lease, free and clear of all liens, encumbrances and restrictions, except for those items set forth on Exhibit "D" attached hereto and made a part hereof, none of which shall limit, interfere with or prohibit Tenant's use and occupancy of the Leased Premises or interfere with any of Tenant's rights under this Lease, and that upon paying the rents and keeping the agreements of this Lease on its part to be kept and performed, Tenant shall have peaceful and uninterrupted possession during the continuance of this Lease. Upon acquisition of legal title, Landlord shall execute an agreement prepared by Tenant, ratifying and adopting this Lease ("Ratification Agreernent") and Landlord, at Landlord's expense, shall furnish Tenant evidence of Landlord's title and the status thereof as of the date of such acquisition and as of the date of the recordation of such Ratification Agreement.. Such evidence shall be in form and substance reasonably satisfactory to Tenant.

     (b) . If at the date of this Lease the Leased Prernises, or any part thereof is subject to any mortgage, deed of trust or other encumbrance in the nature of a mortgage, which is prior and superior to this Lease, it is a further express condition hereof that Landlord shall thereupon furnish and deliver to Tenant, in form and substance acceptable to Tenant, an agreement executed by such mortgagee or trustee, either (i) making such mortgages deed of trust or other encumbrance in the nature of a mortgage subject and subordinate to this Lease and to the leasehold estate created hereby and to all of Tenant's rights hereunder, or (ii) obligating such mortgagee or trustee and any successor thereto to be bound by this Lease and by all of Tenant's rights hereunder, provided that Tenant is not then in continued default, after notice, in the payment of rents or otherwise under the terms of this Lease.

     (c) It is understood and agreed that Tenant shall, in no event, be obligated to accept possession of the Leased Premises until the Landlord has complied with the provisions of this Article.

     (d) (i) if required by Landlord's institutional lender, Tenant shall subordinate the lien of this Lease to the lien of such mortgage encumbering the Leased Premises, so long as such lender simultaneously with such subordination and as a condition of the same, executes in recordable form a Subordination, Non-Disturbance and Attornment Agreement in form and substance acceptable to Tenant and agrees to be bound by all of the terms and conditions of this Lease. In the event of a conflict between the terms of such mortgage and the terms of this Lease, the terms of this Lease shall prevail.

     (ii) Landlord and Tenant agree to execute and deliver to the other within twenty (20) days from receipt of either party's written request, estoppel certificates in a form acceptable to the party to whom such request is made, which certificates shall include information as to any modification of this Lease, and to the best of Tenant's or Landlord's knowledge, whether or not the other party is in default of this Lease.

REAL ESTATE TAXES

     19. (a) Landlord, upon execution of this Lease, shall make a mailing address change on the property tax records so that the tax bill and tax notices for only the Leased Premises will be mailed to Tenant at the following address:
Walgreen Co., 300 Wilmot Road, Deerfield, Illinois 60015, Attention: Tax Department. After said property tax records are changed, Tenant prior to delivery, shall send to Landlord copies of all tax bills and tax notices received by Tenant with respect to the Leased Premises if Landlord is obligated to pay for such taxes. Prior to the date that the tax bill is mailed directly to Tenant, Landlord, prior to delinquency, shall send to Tenant a copy of the tax bill for the Leased Premises if Tenant is obligated to pay for such taxes.

     (b) Upon receipt of the aforesaid tax bills, Tenant shall pay, when due and before delinquency, the general real estate taxes (including all special benefit taxes and special assessments but excluding so-called impact fees) levied and assessed against the Leased Premises, commencing when Tenant is required to commence paying fixed rents under this Lease and continuing for the remainder of the Term. However, the general taxes levied or assessed for the year during which Tenant commences paying fixed rent shall be prorated between Landlord and Tenant so that Tenant shall pay only such part thereof as the period commencing on such date and ending December 31st bears to such entire tax year, and the general taxes levied or assessed for the year during which this Lease expires or is terminated shall be prorated between Landlord and Tenant so that Tenant shall pay only such part thereof as the period commencing on January 1st and ending on the date this Lease expires or is terminated bears to such entire tax year. Within thirty (30) days after payment of any such taxes, or as soon thereafter as receipt bills are available, Tenant shall furnish to Landlord photocopies of bills indicating such payments.

     If Landlord is required to pay to its lender a monthly escrow for taxes levied and assessed against the Leased Premises, Tenant shall pay to Landlord its pro rata share of such taxes on a monthly basis. At the end of each tax year for which said taxes are levied, Landlord shall furnish to Tenant a statement from its lender and a copy of tile paid tax bill as furnished to Landlord by its lender, and any overage paid by Tenant to Landlord shall be reimbursed to Tenant and any shortage shall be paid to Landlord.

     (c) Tenant shall have the right; and is hereby irrevocably authorized and directed to deduct and retain amounts payable under the provisions of this Article from additional percentage rents payable under Section (b) of Article 2 for such tax year, or in the alternative, if such taxes for any tax year are payable after percentage rents under Section (b) of Article 2 for such tax year are payable, then Tenant shall have no liability under this Article to the extent of such percentage rents paid for such tax year. In such event, Landlord shall refund to Tenant the amount of such overpayment of percentage rent.

     (d) All special benefit taxes and special assessments shall be spread over the longest time permitted and Tenant's liability for installments of such special benefit taxes and special assessments not yet due shall cease upon the expiration or termination of this Lease. In no event shall Tenant be obligated to pay any impact fees whether or not billed by the taxing authority as a special benefit tax or a special assessment.

     (e) (i) Tenant shall have the right to contest the validity or the amount of any tax or assessment levied against the Leased Premises or any improvements thereon, provided that Tenant shall not take any action which will cause or allow the institution of foreclosure proceedings against the Leased Premises. Landlord shall cooperate in the institution of any such proceedings to contest the validity or amount of real estate taxes and will execute any documents required therefor.

     (ii) Landlord covenants and agrees that if there shall be any refunds or rebates on account of any tax, governmental imposition or levy paid by Tenant under the provisions of this Lease, such refund or rebate shall belong to Tenant. Any such refunds or rebates which shall be received by Landlord shall be trust funds and shall be forthwith paid to Tenant. Landlord shall, on request of Tenant, sign any receipt which may be necessary to secure the payment of any such refund or rebate, and shall pay over to Tenant such refund or rebate as received by Landlord.

INSURANCE

     20. Tenant may self-insure or shall obtain an all risk fire and extended coverage insurance policy covering the Building and the other improvements constructed by Landlord on the Leased Premises to the extent of not less than one hundred percent (100%) of the full insurable value less foundations, with companies which are authorized to do business in the State of New Mexico and are governed by She regulatory authority which establishes maximum rates in the vicinity. Tenant, upon request of Landlord's lender shall also carry earthquake and/or flood damage insurance to the same extent as may be acceptable to Tenant and as customary for all risk coverage. Tenant shall also procure an continue in effect public liability and property damage insurance with respect to the operation of the Leased Premises. Such public liability insurance shall cover liability for death or bodily injury in any one accident, mishap or casualty in a sum of not less than One Million Dollars ($1,000,000.00), and shall cover liability for property damage in one accident, mishap or casualty in the amount of not less than One Hundred Thousand Dollars ($100,000.00). Tile proceeds from Tenant's insurance shall be paid and applied only as set forth in Article 14 hereof. Any insurance carried or required to be carried by tenant pursuant to this Lease may, at Tenants option, be carried under an insurance policy(ies), self-insurance or pursuant to a master policy of insurance or so-called blanket policy of insurance covering other locations of Tenant or its corporation affiliates, or any combination thereof; provided, however, that in the event Tenant carries any of such insurance under any policy, Tenant shall have the right and is hereby irrevocably authorized and directed to deduct and retain the amounts of said premiums in any lease year from percentage rents payable under Section (b) of Article 2 for such lease year, provided such premiums are at market rates and excludes premiums for Tenant's personal property. From time to time and upon request from Landlord to Tenant's Tax Department, 300 Wilmot Road, Deerfield, Illinois 60015, Tenant shall cause to be issued to Landlord a current Certificate of Insurance naming Landlord as additional insured under Tenant's property insurance policy.

     Notwithstanding the foregoing, Tenant may self-insure only so long as the consolidated net worth of Walgreen Co. is not less than Three I hundred Million Dollars ($300,000,000.00). Proceeds of self-insurance shall be paid to the same extent as would an all risk fire and extended coverage insurance policy issued by a reputable insurance company authorized to do business in the State of New Mexico and which is governed by the regulatory authority which establishes maximum rates in the vicinity (such as Hartford Casualty insurance Company or such other insurer as Landlord's lender may designate from tine to time by notice to Landlord and Tenant), with such endorsements as Landlord's lender would normally require with respect to such a policy covering property serving as collateral for a loan by Landlord's lender. On Landlord's request, Tenant will deliver to Landlord written confirmation of the coverage in a letter or certificate of Insurance.

MUTUAL INDEMNITY

     21. Except for loss, cost and expense caused by fire or other casualty, Landlord and Tenant shall each indemnify and hold harmless the other against and from any and all loss, cost and expense resulting from their own respective negligent acts and omissions or the negligent acts and omissions of their respective employees in the course of their employment.

CONDEMNATION

     22. If the entire Leased Premises shall be taken by reason of condemnation or under eminent domain proceedings, Landlord or Tenant may terminate this Lease as of the date widen possession of the l.eased Premises is taken. If a portion of the Leased Premises shall be taken under eminent domain or by reason of condemnation and if in the opinion of Tenant, reasonably exercised, the remainder of the Leased Premises are no longer suitable for Tenant's business, this Lease, at Tenant's Option, to be exercised by notice to Landlord within sixty (60) days of such taking, shall terminate; any unearned rents paid or credited in advance shall be refunded to Tenant. If this Lease is not so terminated, Landlord forthwith and with due diligence, shall restore tl-se Leased Premises. Until so restored, fixed rent shall abate to the extent that the operation of the Leased Premises. Such public liability insurance shall cover liability for death or bodily injury in any one accident, mishap or casualty in a sum of not less than One Million Dollars ($1,000,000.00), and shall cover liability for property damage in one accident, mishap or casualty in the amount of not less than One Hundred Thousand Dollars ($100,000.00). The proceeds from Tenant's insurance shall be paid and applied only as set forth in
Article 14 hereof. Any insurance carried or required to be carried by Tenant pursuant to this Lease may, at Tenants option be carried under an insurance policy(ies), self-insurance or pursuant to a master policy of insurance or so-called blanket policy of insurance covering other locations of Tenant or its corporation affiliates, or any combination thereof; provided, however, that in the event Tenant carries any of such insurance under any policy, Tenant shall have the right and is hereby irrevocably authorized and directed to deduct and retain the amounts of said premiums in any lease year from percentage rents payable under Section (b) of Article 2 for such lease year, provided such premiums are at market rates and excludes premiums for Tenant's personal property. From lime to time and upon request from Landlord to Tenant's Tax Department, 300 Wilmot Road, Deerfield, Illinois 60015, Tenant shall cause to be issued to Landlord a current Certificate of Insurance naming Landlord as additional insured under Tenant's property insurance policy.

     Notwithstanding the foregoing, Tenant may self-insure only so long as the consolidated net worth of Walgreen Co. is not less than Three I Hundred Million Dollars ($300,000,000.00). Proceeds of self-insurance shall be paid to the same extent as would an all risk fire and extended coverage insurance policy issued by a reputable insurance company authorized to do business in the State of New Mexico and which is governed by the regulatory authority which establishes maximum rates in the vicinity (such as Hartford Casualty Insurance Company or such other insurer as Landlord's lender may designate from time to time by notice to Landlord and Tenant), with such endorsements as Landlord's lender would normally require with respect to such a policy covering property serving as collateral for a loan by Landlord's lender. On Landlord's request, Tenant will deliver to Landlord written confirmation of the coverage in a letter or certificate of insurance.

MUTUAL INDEMNITY

     21. Except for loss, cost and expense caused by fire or other casualty, Landlord and Tenant shall each indemnify and hold harmless the other against and from any and all loss, cost and expense resulting from their own respective negligent acts and omissions or the negligent acts and omissions of their respective employees in the course of their employment.

CONDEMNATION

     22. If the entire Leased Premises shall be taken by reason of condemnation or under eminent domain proceedings, Landlord or Tenant may terminate this Lease as of the date when possession of the Leased Premises is taken. If a portion of the Leased Premises shall be taken under eminent domain or by reason of condemnation and if in the opinion of Tenant, reasonably exercised, the remainder of the Leased Premises are no longer suitable for Tenant's business, this Lease, at Tenant's option, to be exercised by notice to Landlord within sixty (60) days of such taking, shall terminate; any unearned rents paid or credited in advance shall be refunded to Tenant. If this Lease is not so terminated, Landlord forthwith and with due diligence, shall restore the Leased Premises. Until so restored, fixed rent shall abate to tile extent that Tenant shall not be able to conduct business, and thereafter fixed rent for the remaining portion of the Term shall be proportionately reduced.

     Tenant shall be entitled to the award in connection with any condemnation insofar as the same represents compensation for or damage to Tenant's fixtures, equipment, leasehold improvements or other property, moving expenses as well as tile loss of leasehold (i.e. the unexpired balance of the lease term immediately prior to such taking). Landlord shall be entitled to the award insofar as same represents compensation for or damage to the fee remainder. Any mortgagee of Landlord shall be compensated out of Landlord's award

     For the purposes of this Article, the term "condemnation or under eminent domain proceedings" shall include conveyances and grants made in anticipation of or in lieu of such proceedings.

BROKERAGE

     23. Landlord and Tenant represent that they have dealt with no broker or agent with respect to this Lease except Retail Development Consultants, Inc., the commission and fee of whom shall be paid by Landlord. Landlord hereby indemnifies and saves and holds Tenant harmless against any claims for brokerage commissions or compensation or other claims of any kind (including reasonable attorney's fees and costs) arising out of the negotiation and execution of this Lease or Tenant's interest or involvement with respect to the Leased Premises.

PREVAILING PARTY

     24. In the event of litigation between Landlord and Tenant in connection with this Lease, the reasonable attorneys' fees and Court costs incurred by the party prevailing in such litigation shall be borne by the nonprevailing party.

NOTICES

     25. All notices hereunder shall be in writing and sent by United States certified or registered mail, postage prepaid, or by overnight delivery service providing proof of receipt, addressed if to Landlord, to the place where rent checks are to be mailed, and if to Tenant, to 200 Wilmot Road, Deerfield, Illinois 60015, Attention: Law Department, and a duplicate to the Leased Premises, provided that each party by like notice may designate any future or different addresses to which subsequent notices shall be sent. Notices shall be deemed given upon receipt or upon refusal to accept delivery.

RIGHT OF FIRST REFUSAL

     26. From and after the date that is Ten (10) years after the date of this Lease, in the event that Landlord shall receive a Bona Fide Offer to purchase the Leased Premises at any time and from time to time during the Term of this Lease or any extensions thereof from any person or entity, Landlord shall so notify Tenant together with a true and correct copy of said Bona Fide Offer. For purposes hereof, a "Bona Fide Offer" shall be deemed to be one made in writing by a person or entity that is not related or affiliated with Landlord in which Landlord intends to accept (subject to this Article). Tenant may, at Tenant's option and within ten (10) working days after receipt of Landlord's notice of said Bona Fide Offer and receipt of a copy thereof, offer to purchase the Leased Premises at the price and upon the terms and conditions as are contained in said Bona Fide Offer, in which event. Landlord shall sell the Leased Premises to Tenant upon said terms and conditions and that said price; furthermore, in such event, Landlord shall convey the Leased Premises to Tenant by warranty deed. Landlord covenants that it shall accept no such Bona Fide Offer or convey the premises Until it has complied with the terms of this Article. Any conveyance of the Leased Premises made in the absence of full satisfaction of this Article shall be void. Tenant may enforce this Article, without limitation, by injunction specific performance or other equitable relief.

TRANSFER OF TITLES

     27. (a) In the event that Landlord conveys its interest in the Leased Premises to any other person or entity, Tenant shall have no obligation to pay rents or any other charges under this Lease to any such transferee until Tenant has been notified of such conveyance and has received satisfactory evidence of such conveyance together with a written direction from such transferee as to the name and address of the new payee of rents and other charges. It is understood and agreed that Tenant's withholding of rent and other charges until its receipt of such satisfactory evidence shall not be deemed a default under this Lease.


     (b) In the event Landlord sells its interest in the Leased Premises, Landlord shall be relieved of any and all liability under any of Landlord's covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission occurring thereafter, and the assignee or purchaser at any such sale or any subsequent sale of the Leased Premises or assignment of this Lease, shall be deemed without any further agreement between the parties and any such assignee or purchaser, to have assumed and agreed to carry out any and all of tire covenants and obligations of Landlord under this Lease.

RENT TAX

     28. In the event that any governmental authority imposes a tax, charge, assessment or other imposition upon tenants in general which is based upon the rents payable under this Lease, Tenant shall pay the same to said governmental authority or to Landlord if Landlord is responsible to collect the same (in which case Landlord shall remit the same in a timely manner and, upon request of Tenant, evidence to Tenant said remittance). Tenant is hereby authorized and directed to deduct the amount of such taxes, charges, assessments or impositions from additional percentage rents payable under Section (b) of Article 2 for such lease year or, in the alternative, in the event that such imposition or a portion thereof is due after percentage rents, payable under Section (b) of
Article 2 have been paid, Tenant shall have no liability under this Article to the extent that percentage rents for said lease year have been paid. Nothing contained herein shall be deemed to obligate Tenant with respect to any income, inheritance or successor tax or imposition.

LIQUOR LICENSE

     29. Notwithstanding any other provisions herein, it is an express condition of this Lease that Tenant shall be able to obtain licenses from appropriate governmental authorities permitting the display and sale on the Leased Premises of alcoholic liquor for consumption off the Leased Premises. Further, until Tenant is able to obtain such licenses, Tenant shall have no obligation to accept delivery of possession of the Leased Premises, and if Tenant shall not secure such licenses on or before the date Tenant is to accept delivery of possession, Tenant shall have the right and option to cancel this Lease. If Tenant shall obtain the necessary licenses, or if Tenant elects to waive this condition, Tenant shall accept delivery of possession promptly thereafter, except that the two month period set forth in Article 6 shall not commence until Tenant so accepts delivery of possession. Tenant shall be required to promptly make proper application, pay the requisite fees, and diligently pursue tire obtaining of the said liquor license.

MISCELLANEOUS

     30. Captions of the several articles contained in this l ease are for convenience only and do not constitute a part of this Lease and do not limit, affect or construe the contents of such articles.

     If any provision of this Lease shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

     If more than one person or entity is Landlord, the obligations imposed on Landlord under this Lease shall be joint and several.

     All provisions of this Lease have been negotiated by both parties at arm's length and neither party shall be deemed the scrivener of this Lease. This Lease shall not be construed for or against either party by reason of the authorship or alleged authorship of any provision hereof.

     This instrument shall merge all undertakings between the parties hereto with respect to the Leased Premises and shall constitute the entire lease unless otherwise hereafter modified by both parties in writing. Tenant shall have the right to cancel this Lease if satisfactory evidence of Landlord's title shall not be received at 200 Wilmot Road, Deerfield, Illinois 60015, within thirty
(30) days after execution and recordation of the Ratification Agreement. This instrument shall also bind and benefit, as the case may require, the heirs, legal representatives, assigns and successors of the respective parties, and all covenants, conditions and agreements herein contained shall be construed as covenants running with the land. This instrument shall not become binding upon the parties until it shall have been executed and delivered by both Landlord and Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease, under seal, as of the day and year first above written. WALGREEN CO.

Vice President

Attest:

Witnesses:

By:

Assistant Secretary

CENTRAL AVENUE PARTNERS

By: Peterson Properties Real
Estate Services, Inc., Managing
General Partner

James A. Peterson, President

By: Retail Development Consultants, Inc., General Partner

Steve J.(Johnson,President

Witnesses:

 .

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease, under seal, as of the day and year first above written. WALGREEN CO.
By

Attest:

Witnesses:

        Vice President

CENTRAL AVENUE PARTNERS

By: Peterson Properties Real
Estate Services, Inc. Managing
General Partner

By: Retail Development
Consultants, Inc.,
General Partner

By

Witnesses:


STATE OF ILLINOIS

COUNTY OF LAKE

) SS )

     On this day of l994, before me appeared Julian A. Dettinger, to me personally known, who, being by me duly sworn, did say that he is the Vice President of WALGREEN CO., an Illinois corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and said Julian Dettinger acknowledged said instrument to be the free act and deed of said corporation.

SEAL


STATE OF NEW MEXICO

COUNTY OF  BERNALILLO

(Signature)

(My commission expires 5-18-96)

     On this 25th day of As)ril , 1994, before me appeared James A. Peterson, President of PETERSON PROPERTIES REAL ESTATE SERVICES, INC, a New Mexico corporation, and that tide seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and said President acknowledged said instrument to be the free act and deed of said corporation. Seal

OFFICIAL SEAL
COLLEEN R. MCGRATH      (Signature)
NOTARY PUBLIC - STATE OF NEW MEXICO
Notary Bond Filed With Secretary of State

My commission expires 10/18/97

NOTARY PUBLIC
(Title)

(My commission expires 10/18/97)

STATE OF ILLINOIS

COUNTY OF LAKE

     On this 25th day of 1994, before me appeared Steven J. Johnson, to me personally known, who, being by me duly sworn, did say that he is the Vice President of WALGREEN CO., an Illinois corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors and said President acknowledged said instrument to be the free act and deed of said corporation.

OFFICIAL SEAL
COLLEEN R. MCGRATH      (Signature)
NOTARY PUBLIC - STATE OF NEW MEXICO
Notary Bond Filed With Secretary of State

My commission expires 10/18/97

NOTARY PUBLIC
(Title)

(My commission expires 10/18/97)

STATE OF ILLINOIS

COUNTY OF LAKE
(Signature)

(STATE OF NEW MEXICO)

COUNTY OF BERNALILLO)

SS

     On this 25th day of April , 1994, before me appeared James A. Peterson, President of PETERSON PROPERTIES REAL ESTATE SERVICES, INC., a New Mexico corporation, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and said President acknowledged said instrument to be the free act and deed of said corporation.

(signature)

NOTARY PUBLIC
(Title)

(My commission expires 10/18/97)


(STATE OF NEW MEXICO)


(COUNTY OF BERNALILLO)

SS

     On this 25th day of April, 1994, before me appeared Steven J. Johnson, to me personally known, whoa being by me duly sworn, did say that he is the President of RETAIL DEVELOPMENT CONSULTANTS, INC, General Partner, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors and said President acknowledged said instrument to be the free act and deed of said corporation.

Seal

OFFICIAL SEAL
COLLEEN R. MCGRATH
NOTARY PUBLIC - STATE OF NEW MEXlCO
Notary Bond Filed With Secretary of State

My commission expires 10/18/97

(Signature)

EXHIBIT "B"

Legal Description - Leased Premises

     A tract of land situate within the Town of Atrisco Grant, projected section 2 , Township 10 North, Range 2 East , New Mexico Principal Meridian within the City of Albuquerque, Bernalillo County, New Mexico being a southerly portion of TRACT B-2, NORTHEAST UNIT, TOWN OF ATRISCO GRANT as the same is shown and designated on said plat filed for record in the office of the County Clerk of Bernalillo County, New Mexico on January 19, 1987 in Volume C32, Folio 150 together with a southerly portion of TRACT B-1, LAND OF E. FISH as the same is shown and designated on said plat filed for record in the office of the County Clerk of Bernalillo County, New Mexico on July 26, 1916 in Volume B11, Folio 154 and also being a portion of TRACT B-A, CIRCLE K CORPORATION as the same is shown and designated on said plat filed for record in the office of the County Clerk of Bernalillo County, New Mexico on May 26, 1987 in Volume C33, 152 and being more particularly described as follows:

     BEGINNING at the southeast corner of the herein described tract, said point being the intersection of the westerly line of a 20 foot Public Alley and the northerly rlght-of-way line of Sequoia Road N.W.;

     THENCE 8 67 ' 3l ' 11" " , 26. 93 feet to a point of curvature;

     THENCE 73.29 feet along a curve to the right whose radius is 366.07 feet through a central angle of 11'28'16" and whose long chord bears S 73 15'19" W
73.17 feet to a point of compound curvature;

     THENCE 64.56 feet along a curve to the right whose radius is 150.00 feet through a central angle of 24'39'37" and whose long chord bears N 88'4O'44" W,
64.06 feet to a point of reverse curvature,

     THENCE 33.27 feet along a curve to the left whose radius 19 150.00 feet through a central angle of 12'42'31" and whose long chord bears N 82'42'11 W,
33.20 feet to a point of tangency,

     THENCE N 89'03'27" W. 126.20 feet to a point of curvature;

     THENCE 75.46 feet along a curve to the right whose radius 50.00 feet through a central angle of 86'28'23" and whose long chord bears N 45 ' 49 ' 15"
W. 68.50 feet to a point of tangency;

     THENCE N 02'35'04" W. 109.94 feet to the northwest corner;

     THENCE  89'22'04" E, 59.28 feet to a point;

     THENCE N 76 16' 41" E, 272.05 feet to the northeast corner;

     THENCE S 13 43'19" E, 205.00 feet to the point. of beginning and containing 1.4907 acres more or less.

SEE ATTACHMENT "A"

EXHIBIT "B"

Legal Description - Leased Premises

AT TACHMENT "A"

SCALE 1"=100'

TRACT B-l
NORTHEAST UNIT
TOWN OF ARlSCO GRANT
TRACT B 2
NORTHEAST UNIT
TOWN OF ATRISCO GRANT

EXHIBIT "C"

INDEX TO DRAWINGS

DRAWING NO.              DATE

D1                  January 1, 1994
A0.1                January 1, 1994
A1.1                January 1, 1994
CO.O                January 1, 1994
Al.2                January 1, 1994
 A2.1               January 1, 1994
A2.2                January 1, 1994
A2.3                January 1, 1994
A3.1                January 1, 1994
A4.1                January 1, 1994
A4.2 J              January 1, 1994
A4.3                January 1, 1994
A4.4                January 1, 1994
A5.1                January 1, 1994
A5.2                January 1, 1994
S0.1                January 1, 1994
S0.2                January 1, 1994
MPO.1               January 1, 1994
M1.1                January 1, 1994
M2.1                January 1, 1994
M2.2                January 1, 1994
P1.1                January 1, 1994
P2.1                January 1, 1994
E0.1                January 1, 1994
E1.1                January 1, 1994
E1.2                January 1, 1994
E1.3                January 1, 1994
E1.4                January 1, 1994
E1.5                January 1, 1994
E1.6                January 1, 1994
E2.1                January 1, 1994
E3.1                January 1, 1994
E4.1                January 1, 1994
E4.2                January 1, 1994
E4.3                January 1, 1994
E4.4                January 1, 1994
E4.5                January 1, 1994
E4.6                January 1, 1994
E4.7                January 1, 1994

EXHIBIT "C1 "

DRAWING NO              DATE

AO.1                July 1, 1993
A1.1                July 1, 1993
Al.2                July 1, 1993
A2.1                July 1, 1993
A2.2                July 1, 1993
A2.3                July 1, 1993
A3.1                July 1, 1993
A4.1                July 1, 1993
A4.2                July 1, 1993
A4.3                July 1, 1993
A4.4                July 1, 1993
A5.1                July 1, 1993
A5.2                July 1, 1993
SO.1                July 1, 1993
S0.2                July 1, 1993
MPO.1               July 1, 1993
M1.1                July 1, 1993
M2.1                July 1, 1993
M2.2                July 1, 1993
M1.1                July 1, 1993
M2.1                July 1, 1993
M2.2                July 1, 1993
P1.1                July 1, 1993
P2.1                July 1, 1993
EO.1                July 1, 1993
E1.1                July 1, 1993
E1.2                July 1, 1993
E1 3                July 1, 1993
E1.4                July 1, 1993
E1.5                July 1, 1993
E2.1                July 1, 1993
E3.1                July 1, 1993
E4.1                July 1, 1993
E4.2                July 1, 1993
E4.3                July 1, 1993
E4.4                July 1, 1993
E4 5                July 1, 1993
E4.6                July 1, 1993
E4.7                July 1, 1993


     1. Reservations contained in Patent from United States of America filed August 21, 1905, recorded in Book 35, Page 91, Records of Bernalillo County, New Mexico.

     2. Covenants, conditions, restrictions and easements as noted on Replat of Tract A-43 of the N.E. Unit & Vacated Portions of Corona Drive & Blanco Place, N.W., Town of Atrisco Grant, recorded December 21, 1984 in Volume C25, Folio ]94, as Document No. 84-97111, Records of Bernalillo County, New Mexico.

     3. Access Easement Reserved Across the westerly portion of insured premises and a buffer zone easement reserved across the northwesterly portion of the insured premises, as shown Replat of Tract A-43 of the N.E. Unit & Vacated Portions of Corona Drive & Blanco Place, N.W., Town of Atrisco Grant, recorded December 2l, 1984 in Volume C25, Folio 194, as Document No. 84-97111, Records of Bernalillo County, Mew Mexico.

     4. Easement granted to Public Service Company of New Mexico and Mountain States Telephone and Telegraph Company, filed August 28, 1987, recorded in Book Misc. 52gA, Page 579, as Document No. 87-9072S, Records of Bernalillo County, New Mexico.

     5. Easement granted to Public Service Company of New Mexico and Mountain States Telephone and Telegraph Company, filed August 28, 1987, recorded in Book Misc. 528R, Page 586, as Document No. 87-97034, Records of Bernalillo County, New Mexico.

     6. Covenants, conditions, restrictions and easements contained in Declaration of Restrictions and Cross-Easements by Central Avenue Partners, a
New  Mexico  corporation,   and  Sequoia-Coors,   Incorporated,   a  New  Mexico
corporation, dated 1994, filed ~~~~ , 1994, recorded in Book , Page , as Document No. , Records of Bernalillo County, New Mexico.

                                  EXHIBIT "D"
                               Title Restrictions

     1. Reservations contained in Patent from United States of America filed August 21, 1905, recorded in Book 35, Page 91, Records of Bernalillo County, New Mexico.

     2. Covenants, conditions, restrictions and easements as noted on Replat of Tract A-43 of the N.E. Unit & Vacated Portions of Corona Drive & Blanco Place, N.lV., Town of Atrisco Grant, recorded December 21, 1984 in Volume C25, Folio 194, as Document No. 84-97111, Records of Bernalillo County, New Mexico.

     3. Access Easement Preserved Across tile westerly portion of insured premises and a buffer zone easement reserved across the northwesterly portion of the insured premises, as shown on Replat of Tract A-43 of the N.E. Unit & Vacated Portions of Corona Drive & Blanco Place, N.W., Town of Atrisco Grant, recorded December 21, 1984 in Volume C25, Folio 194, as Document No. 84-97111, Records of Bernalillo County, New Mexico.

     4. Easement granted to Public Service Company of New Mexico and Mountain States Telephone and Telegraph Company, filed August 28, 1987, recorded in Book Misc. 528A, Page 579, as Document No. 87-90728, Records of Bernalillo County, New Mexico.

     5. Easement granted to Public Service Company of New Mexico and Mountain States Telephone and Telegraph Company, filed August 28, 1987, recorded in Book Misc. 528A, Page 586, as Document No. 87-97034, Records of Bernalillo County, New Mexico.

     6. Covenants, conditions, restrictions and easements contained in Declaration of Restrictions and Cross-Easements by Central Avenue Partners, a
New Mexico corporation, and Sequoia-Coors, Incorporated, a New Mexico corporation, dated , 1994, filed , 1994, recorded in Book , Page , as Document No. , Records of Bernalillo County, New Mexico.

                                 EXHIBIT "E"

                          Declaration of Restrictions
                             and Cross-Easements

     This Declaration of Restrictions and Cross-Easements is executed as of the day of , 1 9 , by and between Central Avenue Partners, a New Mexico General partnership (hereinafter "Central") and SequoiaCoors, Incorporated, a New Mexico Corporation (hereinafter "SC Inc.").

     WHEREAS, Central is, or will become, the fee owner of that certain parcel of real estate described as Parcel A located at the Northeast corner of Coors Boulevard and Sequoia Road, NW in the City of Albuquerque, County of Bernalillo, State of New Mexico, which parcel is more particularly described in Exhibit A and shown on Exhibit "B" attached hereto and by this reference incorporated herein;

     WHEREAS, SC Inc. is, or will become, the fee owner of that certain parcel of real estate described as Parcel B. adjoining parcel A at the Northeast corner of Coors Boulevard and Sequoia Road, NW in the City of Albuquerque, County of Bernalillo, State of new Mexico, which parcel is more particularly described in Exhibit "A" and shown on Exhibit "B";

     WHEREAS, Central and SC Inc. wish to make certain agreements and place certain restrictions as to their respective parcels and to establish cross-easements upon said parcels A and B within the "Common Areas" of each parcel which shall for the purposes herein mean those areas used from time to time for parking, ingress/ egress, pedestrian walkways, service drives and landscaping, for the mutual benefit of Parcel A and Parcel B.

     NOW, THEREFORE{, in consideration of the above premises and the mutual covenants hereinafter expressed, Central and SC Inc. hereby declare, grant, and establish the following restrictions, easements and covenants for the mutual benefit of Parcel A and Parcel B:

     1. Central hereby grants and establishes for the benefit of the owner of Parcel B. their lessees, customers and invitees, mutual non-exclusive cross-easements of ingress, egress and parking over an across the Common Areas of Parcel A as such may exist from time to time.

     2. SC Inc. hereby grants and establishes for the benefit of the owners of Parcel A, their lessees, customers and invitees, mutual non-exclusive cross-easements of ingress, egress and parking over and across the Common Areas of Parcel "B" as such may exist from time to time.

     3. Central and SC Inc. hereby establish and grant for the benefit of each Parcel and the owners thereof and their successors and assigns, non-exclusive mutual easements across, through and under the Common Areas of each respective Parcel as such are maintained from time to time, for utility services including but not limited to water, storm sewer, drainage, sanitary sewer, gas and electrical distribution systems, currently existing, or to be constructed in the future, in the Common Areas. Any installed utility line or system may, however, be relocated, provided that such relocation shall not interfere with, or increase the cost of, or diminish the other tract's utility services, and may also be used and extended by the other tract. The aforesaid mutual utility easements shall include the right, on prior notice given by one to the other, to construct and to repair the facilities referred to therein to the extent necessary  to fully enjoy the  benefits  of the rights so  granted,  but nothing contained in this sentence shall in any way modify, limit or lessen the obligations of the respective party, elsewhere in the paragraph. The party exercising any such construction or repair right shall repair any damage to the Common Areas caused by such exercise, and further agrees to indemnify and hold harmless the other party from and against any claims arising from or caused by said construction and repair. The party exercising the aforementioned construction or repair right shall give the other party at least thirty (30) days prior written notice unless the repairs are caused by an "emergency", which shall mean any sudden unexpected happening in which a failure to act immediately by one party would cause appreciable damage to person or property, in which event such repairs may be made as soon as is appropriate, but in a reasonable manner. All construction or repairs shall be done in such a manner so as not to interfere with or obstruct access to the other party's property and shall be done in a careful and workmanlike manner.

     4. No barriers shall be constructed along the common property lines in the Common Areas of Parcels A and B. except for curbing, sidewalks, parking and landscaping shown on Exhibit "B" hereto or as such may exist, or be replaced or revised from time to time . No substantial change shall l be made to the grades of each tract.

     5. No buildings shall be constructed at any time within the land area of Parcels A or B east of the "Building Setback Line" shown on Exhibit "B" hereto. Canopies, footings or foundations which extend into the common area or "No Building Area", together with any columns or posts supporting same shall not be deemed a violation of any of the provisions of this Agreement and shall not be deemed to be part of the Common Area.

     6. Central and SC Inc. hereby declare that those portions of Parcels A and B within the area which is striped and designated "25' Access Road Areas on Exhibit "B" hereto shall be and forever remain a non-exclusive access road and driveway for the benefit of the owners of Parcels A and B. their lessees, customers and invitees for ingress and egress to and from said Parcels A and B. The parties further agree as follows:

     a) The Access Road Area shall be maintained equally by the owners of Parcel A and Parcel A, provided however, if any damage to the Access Easement is caused by the owner of either Parcel, or its lessees or employees, that party shall be responsible for repairing any such damage at its sole expense.

     b) Except in the event of any emergency, all decisions related to maintenance and repair of the Access Road Area shall be mutually agreed upon by the owners of Parcel A and Parcel B. in advance.

     c) If emergency repairs to the Access Easement are undertaken by the owner of one Parcel without the consent of the other, reimbursement by the
non-consenting   owner   shall  be  limited  to   reasonable   costs  under  the
circumstances.

     d) If the owner of either Parcel A or Parcel B is entitled to payment from the other pursuant to the terms of this Agreement, the reimbursement shall be made within thirty (30) days aster receipt of written request therefor, or thereafter, interest shall accrue on any unpaid amount at the rate of one and one-half percent (1.5%) per month until paid in full.

     e) The Access Easement as shown on Exhibit "B" hereto, shall not be changed without the mutual consent of the owners of Parcel A and Parcel B. which consent shall not be unreasonably withheld.

     f) If a dispute arises regarding the necessity for maintenance and repairs, or the amount of reimbursement, any such dispute shall be settled through binding arbitration in Albuquerque, New Mexico utilizing the Rules of the American Arbitration Association for commercial transactions; all other matters related to this Agreement may be enforced through judicial proceedings.

     g) In the event any of the parties enforce the provisions hereof through arbitration or judicial proceedings, the prevailing party shall be entitled to reasonable attorney's fees and court costs from the non-prevailing party.

     7. All notices required to be given pursuant to the provisions of this Agreement shall be in writing and either delivered by courier or mailed postage prepaid, by certified or registered mail, return receipt requested, addressed to the parties as follows:

TO: Sequoia-Coors, Incorporated
c/o Mr. Clyn Inman, Secretary-Treasurer
3108 Texas, NE
Albuquerque, NM 87110

TO: Central Avenue Partners
c/o Peterson Properties Real Estate Services, Inc.
2325 San Pedro, NE, Suite 2-A
Albuquerque, NM 87110

     or to such address as is thereafter provided by the parties hereto. If any notice is mailed, it shall be deemed received upon the earlier of actual receipt or on the third business day following the date of mailing. If any written notice is hand delivered or delivered by courier, it shall be deemed received upon delivery.

     8. The easements and covenants established by this Declaration shall run in perpetuity and are intended to be and shall be construed as covenants running with the land, binding upon, and inuring to the benefit of and enforceable by the undersigned parties, and all subsequent owners of the respective Parcels or any part thereof. The covenants and easements established hereby are not intended and shall not be construed as a dedication of such rights in the Common Area or Access Road Area for public use, and this Declaration shall not be deemed to vest any rights in any customers, invitees or the public at large, but are solely for the benefit of the owners of the respective tracts and their lessees, customers and invitees to the extent heretofore established.

     9. These covenants and easements may be modified, amended or cancelled by a writing executed by the fee owner of Parcel A and by the fee owners of a majority of tile land area of Parcel B at the time of such modification, amendment or cancellation.

EXECUTED as of the date first above written.

CENTRAL AVENUE PARTNERS, a New Mexico general partnership

By: PETERSON PROPERTIES REAL ESTATE
SERVICES, INC., a New Mexico Corporation, as Managing General Partner

By:

JAMES A. PETERSON, President

By: RETAIL DEVELOPMENT CONSULTANTS, INC., a New Mexico Corporation, as General Partner

By:
 .
STEVEN J. JOHNSON, President

Sequoia-Coors, Incorporated, a
New Mexico Corporation

ARTHUR W. BROWN, President

EXHIBIT "E"

Declaration of Restrictions and Cross-Easements

By:

STATE OF NEW MEXICO )
                    )
COUNTY OF BERNALILLO)

of

CLYN INMAN, Secretary-Treasurer

     This instrument was acknowledged before me this day , 1994, by James A. Peterson, President of Peterson Properties Real Estate Services, Inc., a New Mexico Corporation, Managing General Partner of Central Avenue Partners, a New Mexico General Partnership, on behalf of said corporation and partnership.

My Commission Expires:

STATE OF NEW MEXICO )
                    )
COUNTY OF BERNALILLO)

NOTARY PUBLIC

     This instrument was acknowledged  before me this _ day of , 1994, by Steven
J. Johnson, President of Retail Development Consultants, Inc., a New Mexico Corporation, General Partner of Central Avenue Partners, a New Mexico General Partnership, on behalf of said corporation and partnership.

NOTARY PUBLIC

My Commission Expires:

STATE OF NEW MEXICO )
                    )
COUNTY OF BERNALILLO)

     This instrument was acknowledged before me this day , 1994, by Arthur W. Brown, President of Sequoia-Coors Inc., a New Mexico Corporation, on behalf of said corporation.

NOTARY PUBLIC

My Commission Expires:

STATE OF NEW MEXICO  )
                     )
C OUNTY OF BERNALILLO)

     This instrument was acknowledged before me this day , 1994, by Clyn Inman, Secretary-Treasurer of Sequoia-Coors Inc., a New Mexico Corporation, on behalf of said corporation.

NOTARY PUBLIC

Hy Commission Expires:

                                  EXHIBIT "E"

                          Declaration of Restrictions
                              and Cross-Easements

                                  EXHIBIT "A"
                              LEGAL DESCRIPTION OF
                                 PARCELS A & B

                                (to be inserted)


                            FIRST AMENDMENT TO_LEASE
                            AND MEMORANDUM OF LEASE

     This FIRST AMENDMENT TO LEASE AND MEMORANDUM OF LEASE is made and entered into this l2th day of December, 1994, by and between CENTRAL AVENUE PARTNERS, a New Mexico general partnership, as Landlord, and WALGREEN HASTINGS CO., a Nebraska corporation, as Tenant;

WITNESSETH:

     WHEREAS, by lease dated April 25, 1994 (the "Lease"), recorded by memorandum thereof of even date on October 25, 1994 in Book 94-29, Pages 9456-9464, in the Official Records of Bernalillo County, New Mexico, as Document Number 94128271, Landlord leased to Walgreen Co., an Illinois corporation, Tenant's predecessor in interest, certain premises (the "Leased Premises"), located at the northeast corner of Coors Boulevard and Sequoia Road in the City of Albuquerque, County of Bernalillo, State of New Mexico as legally described in Exhibit"B" attached to the Lease and memorandum thereof, for the term and upon the covenants and conditions therein set forth; and

     WHEREAS, Landlord acquired legal title to portions of the Leased Premises on October 13, 1994 and October 14, 1994; and

     WHEREAS, an increased area acquired by Landlord shall be the new Leased Premises; and

     WHEREAS, Landlord and Tenant hereby desire to modify the Lease and memorandum thereof accordingly as hereinafler provided;

     NOW, THEREFORE, in consideration of the premises and of the terms and conditions set forth herein, it is agreed by the parties as follows:

     1. The legal description attached to the Lease and memorandum thereof as Exhibit"B" is hereby deleted and a new legal description attached hereto as Exhibit"/\" is inserted in lieu thereof.

     2. In all other respects, the Lease and memorandum thereof and all of Use applicable terms thereof shall remain unmodified and shall continue in full force and effect.

     3. This instrument shall also bind and benefit, as the case may require, the heirs, legal representatives, assigns and successors of the respective parties, and all covenants, conditions and agreements herein contained shall be construed as covenants running with the land.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease and Memorandum of Lease as of the day and year first above written.

WALGREEN HASTINGS CO.                   CENTRAL AVENUE PARTNERS

                                        By Peterson Properties Real Estate
                                        Services, Inc., Managing General
                                        Partner

By Vice President                       By James A. Peterson
                                        President

                                        By Retail Development Consultants,
Attest: Assistant Secretary             Inc., General Partner

                                        By Steven J. Johnson
                                        President

Witnesses:                              Witnesses:

                                        Print Name:Colleen R. McGrath

                                        Print Name: Mae Peterson


STATE OF ILLINOIS)
                 ) SS.
COUNTY OF LAKE   )

     The foregoing instrument was acknowledged before me this day of , 1994 by , Vice President of WALGREEN HASTINGS CO., a Nebraska corporation, on behalf of the corporation. He is personally known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed and delivered the foregoing instrument for the purposes and consideration therein expressed, as the act of said corporation.

Notary Public

(Seal)

STATE OF NEW MEXICO )
                    ) SS.
COUNTY OF BERNALILLO)

     The foregoing instrument was acknowledged before me this 1 vth day of Decenter , 1994 by James A. Peterson, President of . PETERSON PROPERTIES REAL ESTATE SERVICES, INC., a New Mexico corporation, on behalf of the corporation. He is known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed and delivered the foregoing instrument for the purposes and consideration therein expressed, and Whereof said corporation.

Betty L. Peterson

Notary Public

(Seal)

STATE OF NEW MEXICO )
                    ) SS.
COUNTY OF BERNALILLO)

Notary Bond Filed with Secretary of State
My Commission Expires 2-16-97

     The  foregoing  instrument  was  acknowledged  before  me this  12th day of
December , 1994 by Steven J. Johnson, President of RETAIL DEVELOPMENT CONSULTANTS, INC., a New Mexico corporation, on behalf of the corporation. He is known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged that he executed and delivered the foregoing instrument for the purposes and consideration therein expressed, and as the act of said corporation.

Betty L. Peterson

Notary Public

(Seal)

OFFICIAL SEAL
BETTY L. PETERSON
NOTARY PUBLIC  NEW MEXICO
Notary Bond Filed with Secretary of State
My Commission Expires 2-16-97

                                  EXHIBIT "'A"
                               LEGAL DESCRIPTION

     Tract B-2-B, NORTHEAST UNIT, TOWN Ol: ATRISCO, as the same is shown and designated on the plat thereof filed for record in the office of the County Clerk of Bernalillo County, New Mexico on October 21, 1994, in Volume 94-C, Folio 359, and being more particularly described by metes and bounds as follows:
BEGINNING at the southeast corner of the herein described tract, said point being the intersection of the westerly line of a 20 foot Public Alley and the northerly right-of-way line of Sequoia Road N.W.;

     THENCE S 67 31' 11" W. 26.93 feet to a point of curvature;

     Thence 73.39 feet along a curve to Use right whose radius is 366.07 feet through a central angle of 11 29' 15" and whose long chord bears S 73O 15' 49"
W. 73.27 feet to a point of non-tangency;

     THENCE N 89 20' 17" W. 130.83 feet to a point;

     THENCE N 78 14' 22" W. 50.37 feet to a point;

     THENCE N 88 23' 37" W. 49.91 feet to a point of curvature;

     THENCE 81.69 feet along a curve to the right whose radius is 50.00 feet through a central angle of 93 36' Z0" and whose long chord bears N 41 35' Z7" W.
72.90 feet to a point of tangency;

     THENCE N 05 12' 43" E, 59.38 feet to a point of curvature;

     THENCE 24.90 feet along a curve to the right whose radius is Z5.00 feet through a central angle of 57 03' 49" and whose long chord bears N 33 44' 38" E,
23.88 feet to a point of non-tangency;

     THENCE N 00 40' 24" E, 35.00 feet to the northwest corner;

     THENCE S 89 19' 36" E, 72.69 feet to a point;

     THENCE N 76 16' 41" E, 238.22 feet to the northeast corner;

     THENCE S 13 43' 19" E, 212.00 feet to the point of beginning and containing
1.5441 acres more or less.

STATE OF ILLINOIS

COUNTY OF LAKE

     This instrument was acknowledged before me this 25th day of August, 1994, by Allan M. Resnick, of WALGREEN HASTINGS CO., a Nebraska corporation.

Notary Public

My commission expires:

5-18-96
               .
OFFICIAL SEAL
ELENA KRAUS
NOTARY PUBLIC. STATE OF ILLINOIS
MY COMMISSION EXPIRES 5/ lRl9fi

STATE OF NEW MEXICO )
                    ) SS.
COUNTY OF BERNALILLO)

     This instrument was acknowledged before me this 1st day of September , 1994, by James A. Peterson, President of Peterson Properties Real Estate Services, Inc., a New Mexico corporation, Managing Partner of CENTRAL AVENUE PARTNERS, a New Mexicewneral partnership.

My commission expires: February 16, 1997

STATE OF NEW MEXICO )
                    ) SS.
COUNTY OF BERNALILLO)


     This instrument was acknowledged before me this 2d day of September , 1994, by Amar Tesch, Vice President of Retail Development Consultants, Inc., a New Mexico corporation, General Partner of CENTRAL AVENUE PARTNERS, a New Mexico general partnership.

Notary Public

My commission expires: February 16, 1997

OFFICIAL SEAL
BETTY L PETERSON
NOTARY PUBLIC NEW MEXICO
Notary Bond Filed with Secretary of State

My Commission Expires: February 16, 1997

                                  EXHIBIT "A"
                               Legal Description

     A tract of land  situate  within  the  Town of  Atrisco  Grant ,  projected
Section 2, Township 10 North, Range 2 East, New Mexico Principal Meridian within the city of Albuquerque, Bernalillo County, New Mexico being a southerly portion of TRACT B-2, NORTHEAST UNIT, TOWN OF ATRISCO GRANT as the same is shown and designated on said plat filed for record in the office of the County Clerk of Bernalillo County, New Mexico on January 19 , 1987 in Volume C32. Folio 150 together with a southerly portion of TRACT B-1, LAND OF E. FISH as the same is shown and designated on said plat tiled for record in the office ox the County Clerk of Bernalillo County, New Mexico on July 26, 1976 In Volume B11, Folio 154 and also being a portion of TRACT B-A, CIRCLE R CORPORATION as the same is shown and designated on said plat filed for record in the office of the County Clerk of Bernalillo County, New Mexico on May 26, 1987 in Volume C33, 152 and being more particularly described as follows:

     BEGINNING at the southeast corner of the herein described tract, said point being the intersects on of the westerly line of a 20 foot Public Alley and the northerly right-of-way line of Sequoia Road N . W .

     THENCE 8 67'31'11" W. 26.93 feet to a print of curvature;

     THENCE 73.29 feet along a curve to the right whose radius is 366.07 feet through a central angle of 11'28'16" and whose long chord bears S 73"15'19" W.
73.17 feet to a point of compound curvature

     THENCE 64.56 feet along a curve to the right whose radius 49 150.00 feet through a central angle of 24g39'37" and whose long chord bears to 88 ' 4o ' 44"
W. 64.06 feet to a point of reverse curvature

     THENCE 33.27 feet along a curve to the left whose radius is 150.00 feet through a central angle of 12f42'31" and whose long chord boars N 82-42'11" W.
33.20 feet to a point of tangency

     THENCE N 89'03'27" W. 126.20 feet to a point of curvature

     THENCE 75.46 feet along a curve to the tight whose radius is 50,00 feet through a central angle of 86'28'23" and whose long chord boars N 4S'49'15" W.
68.50 feet to a point of tangency

     THENCE N 02'35'04" W. 109.94 feet to the northwest corner)

     THENCE N 89o22'04" E, S9,28 feet to a point;

     THENCE N 76416'41" E, 272.05 feet to the northeast cornet

     THENCE S 13'43'19" E, 208.00 feet to the point OF beginning and  containing
1.4901 aorta more or leas. ,


RELEASE OF MEMORANDUM OF LEASE

     The undersigned, CENTRAL AVENUE PARTNERS, a New Mexico General Partnership, as Landlord, and WALGREEN HASTINGS CO., a Nebraska corporation, successor in interest to Walgreen Co., as Tenant, executed a Memorandum of Lease dated April 25, 1994, recorded on July 26, 1994 in Book 94-22, Page 1891, as Document No. 94093623, in the official records of Bernalillo County, New Mexico ("Memorandum") encumbering the real property located in the County of Bernalillo, State of New Mexico, legally described in Exhibit "A" attached hereto and made a part hereof.

     The undersigned parties hereby declare that the Memorandum is released from the real estate described above.

     IN WITNESS WHEREOF, the undersigned have set their hands and seals effective on the 25th day of August, 1994.

 CENTRAL AVENUE PARTNERS                WALGREEN HASTING CO., a
 a New Mexico general partnership       Nebraska Corporation

By: Peterson  Properties Real
Estate Services,  Inc.,
a New Mexico corporation, Its
Managing Partner

By: Retail Development Consultants,
Inc., a New Mexico corporation,
General Partner

After recording, return to:

WESTLAND DEVELOPMENT CO., INC.
401 Coors Blvd., NW
Albuquerque, NM 87121

                                  EXHIBIT 10.5

                       ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE is entered into as of _ day of , 1995, by and between CENTRAL AVENUE PARTNERS, a New Mexico general partnership ("Assignor") and WESTLAND DEVELOPMENT CO., INC., a New Mexico corporation ("Assignee").

RECITALS:

     WHEREAS, pursuant to that certain Deposit Receipt and Real Estate Purchase Contract ("Purchase Agreement"), dated August 22, 1994, between Assignor and Assignee, covering that certain real property more particularly described on Exhibit "A" attached hereto and by this reference incorporated herein ("Real Property"), Assignor is concurrently, with the execution of this Assignment and Assumption, conveying to Assignee all of its right, title and interest in and to said Real Property;

     WHEREAS, Assignor, as Landlord, and Walgreen Co., Inc., an Illinois corporation, as Tenant, executed that certain Lease dated April 25, 1994 ("Lease"), covering said Real Property;

     WHEREAS, by Assignment of Lease Agreement dated June 21, 1994, Walgreen Co. assigned all of its right, title and interest under the Lease to Walgreen Hastings Co., a Nebraska corporation, and Walgreen Hastings Co. assumed all of such right, title and interest; and

     WHEREAS, pursuant to the aforesaid Purchase Agreement and as a part of the conveyance of its interest in said Real Property to Assignee by Assignor, the parties are executing this Assignment and Assumption of Lease. NOW, THEREFORE, in consideration of the above premises, the mutual covenants hereinafter expressed, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Assignor hereby assigns, transfers and conveys to Assignee all of its right, title and interest as Landlord, under, in and to the aforesaid Lease.

     2. Assignor hereby represents and warrants that as of the date hereof:

     a. The Lease is in full force and effect;

     b. default by the

     c. default from

     d. To the best of Assignor's actual knowledge, no circumstance or condition exists which with the giving of notice or the passage of time, or both, would constitute a default by the Landlord under the Lease;

     e. To the best of Assignor's actual knowledge, no default by the Tenant under the Lease exists as of the date hereof; and

     f. To the best of Assignor's actual knowledge, no circumstance or condition exists which with the giving of notice or the passage of time, or both, would constitute a default by the Tenant under the Lease.

     3. Assignee hereby agrees to and hereby accepts the foregoing assignment, and, in addition, expressly assumes and agrees to keep, perform and fulfill all of the terms, covenants, obligations and conditions required to be kept, performed and fulfilled from and after the date hereof by the Landlord under or with respect to the aforesaid Lease, and Assignee further agrees to indemnify, defend and hold harmless Assignor from and against any and all liability, loss, cost, damage or expense (including, without limitation, attorney's fees and costs) directly or indirectly arising out of or related to its obligations arising from and after the date hereof as Assignee of the Lease.

     4. Assignor agrees to indemnify, defend, and hold harmless Assignee from and against any and all liability, loss, cost, damage, or expenses (including without limitation, attorneys' fees and costs) directly or indirectly arising out of or related to the failure of Assignor to perform the obligations of the Landlord under the Lease prior to the date hereof.

     5. This Assignment and Assumption of Lease shall be binding upon and inure to the benefit of the parties, their respective heirs, personal representatives, successors and assigns.

     6. This Assignment and Assumption of Lease may be executed in a number of identical counterparts. If so executed, each such counterpart is to be deemed an original for all purposes, and all such counterparts shall collectively constitute one agreement, but for the purpose of proving the existence of this Assignment and Assumption of Lease it shall not be necessary to produce or account for more than one such counterpart except for the purpose of demonstrating that any party is a signatory thereto.

     IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption of Lease to be executed as of the date first above written.

ASSIGNOR:           CENTRAL AVENUE PARTNERS,
                    a New Mexico general partnership

                    By:  Peterson Properties Real Estate
                    Services,    Inc.,  a New Mexico corporation,
                    as Managing General Partner

                    By:
                    James A. Peterson, President

                    By: Retail Development Consultants,
                    Inc., a New Mexico corporation, as
                    General Partner

                    By:
                    Steven J. Johnson, President

ASSIGNEE:           WESTLAND DEVELOPMENT CO., INC., a New
                    Mexico corporation

                    By:
                    Barbara Page, President/CEO

ACKNOWLEDGMENTS

STATE OF NEW MEXICO )
                    )SS.
COUNTY OF BERNALILLO)

     The foregoing instrument was acknowledged before me this day of , 1995, by James A. Peterson, President of Peterson Properties Real Estate Services, Inc., Managing General Partner of Central Avenue Partners, a New Mexico general partnership, on behalf of said partnership.

STATE OF NEW MEXICO )
                    )SS.
COUNTY OF BERNALILLO)


     The foregoing instrument was acknowledged before me this day of , 1995, by Steven J. Johnson, President of Retail Development Consultants, Inc., General Partner of Central Avenue Partners, a New Mexico general partnership, on behalf of said partnership.

My commission expires:

STATE OF NEW MEXICO )
                    )SS.
COUNTY OF BERNALILLO)

     The foregoing instrument was acknowledged before me this day of , 1995, by Barbara Page, President/CEO of Westland Development Co., Inc., a New Mexico corporation, on behalf of said corporation.

Notary Public

     for the purpose of proving the existence of this Assignment and Assumption of Lease it shall not be necessary to produce or account for more than one such counterpart except for the purpose of demonstrating that any party is a signatory thereto.

     IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption of Lease to be executed as of the date first above written.

ASSIGNOR:                CENTRAL AVENUE PARTNERS,
                         a New Mexico general partnership

                         By: Peterson  Properties  Real  Estate
                         Services,   Inc.,  a  New  Mexico
                         corporation, as Managing General
                         Partner

                         By: James A. Peterson, President
                         By: Retail Development Consultants,
                         Inc., a New Mexico corporation, as
                         General Partner

                         By:
                         Steven a. Johnson, President

ASSIGNEE:                WESTLAND DEVELOPMENT CO., INC., a New
                         Mexico corporation

                         By:
                         Barbara Page, President/CEO



ACKNOWLEDGMENTS

STATE OF NEW MEXICO )
                    )SS.
COUNTY OF BERNALILLO)



     The foregoing instrument was acknowledged before me this 29th day of March, 1995, by James A. Peterson, President of Peterson Properties Real Estate Services, Inc., Managing General Partner of Central Avenue Partners, a New Mexico general partnership, on behalf of said partnership.

My commission expires:
Februarv 16. 1997

STATE OF NEW MEXICO )
                    )SS.
COUNTY OF BERNALILLO)

     The foregoing instrument was acknowledged before me this 29th day of March , 1995, by Steven J. Johnson, President of Retail Development Consultants, Inc., General Partner of Central Avenue Partners, a New Mexico general Partnership, on, behalf of said partnership.

My commission expires:
February 16. 1997

STATE OF NEW MEXICO )
                    )SS.
COUNTY OF BERNALILLO)


     The foregoing instrument was acknowledged before me this _ day of , 1995, by Barbara Page, President/CEO of Westland Development Co., Inc., a New Mexico corporation, on behalf of said corporation.

Notary Public
My commission expires:

                     LEGAL DESCRIPTION OF THE REAL PROPERTY

     Tract B-2-B of Plat of Tracts B-2-A and B-2-B, Northeast Unit, Town of Atrisco, within the town of Atrisco Grant, Projected Section 2, Township 10 North, Range 2 East, N.M.P.M., City of Albuquerque, New Mexico, as the same is shown and designated on the Plat of said Addition, filed in the Office of the County Clerk of Bernalillo County, New Mexico, on October 21, 1994 in Volume 94C, Folio 359.


                         ASSIGNMENT OF LEASE AGREEMENT

     THIS AGREEMENT, made as of the day of June, 1994, by and between WALGREEN CO., an Illinois corporation, as Assignor and WALGREEN HASTINGS CO., a Nebraska corporation, as Assignee.

     RECITALS:

     WHEREAS, Assignor and Central Avenue Partners., a New Mexico general partnership, ("Landlord") entered into a lease agreement dated April 25, 1994 ("Lease Agreement"), whereby Assignor leased from Landlord the premises located in Albuquerque, New Mexico at the northeast corner of Coors Boulevard and Sequoia Road; and

     WHEREAS, Assignor desires to assign to Assignee all of assignor's right, title and interest under the Lease Agreement and Assignee desires to assume all of such right, title and interest.

     NOW, THEREFORE, in consideration of the payment of Ten (10) Dollars from Assignee to Assignor and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignor hereby assigns to assignee all of Assignor's right , title and interest in and under the Lease Agreement, to have and to hold unto assignee, its successors and assigns.

     2. Assignee hereby accepts the assignment of the Lease Agreement and assumes all of Assignor's obligation thereunder.

     3. The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                                ASSIGNOR
                                                WALGREEN CO.

                                                By:
                                                        Vice President




                                                ASSIGNEE
                                                WALGREEN HASTINGS CO.

                                                By:
                                                        Vice President